Exhibit 99.1

Manufactured Housing Properties Inc. Announces Results For the Three Months Ended March 31, 2023

Revenues increased by 39%, net loss increased by 168%, and Adjusted EBITDA decreased by 10%.

CHARLOTTE, N.C., May 18, 2023 (GLOBE NEWSWIRE) -- Manufactured Housing Properties Inc. (OTC: MHPC), whose principal activities are to acquire, own, and operate manufactured housing communities, today announced operating results for the three months ended March 31, 2023.

Total revenues, net loss and adjusted EBITDA for the quarter ended March 31, 2023 were $4,257,489, $2,117,042 and $959,428, respectively, compared to $3,055,022, $789,690 and $1,071,707, respectively, for the quarter ended March 31, 2022.

As of March 31, 2023, the total portfolio consisted of 57 manufactured housing communities containing approximately 2,723 developed sites and 1410 company-owned, manufactured homes. MHPC acquired two communities during the first quarter of 2023, consisting of 144 lots.

Jay Wardlaw, President of Manufactured Housing Properties Inc. added “We are happy to report another quarter of total revenue increases of 39% which reflects our continued strategic growth strategy. We continue to grow our portfolio and have an additional 1,200 lots under contract that we anticipate acquiring in the 2nd and 3rd quarters of 2023.

Vira Turchinyak, CFO of Manufactured Housing Properties Inc. commented, “We continue to see an upward trend in our revenue with two new acquisitions closed in the first quarter adding to our growing portfolio. We added another 402 pads with our acquisition that closed on April 14, 2023 which brings us over 3,000 sites and an additional approximately 5%(1) in expected revenue on a quarterly basis. Increasing our cash flows and EBITDA continues to be our focus.”

Raymond M. Gee, Chairman and CEO of Manufactured Housing Properties Inc. commented, “We had a strong quarter in growing our total revenue, which reflects the commitment and dedication of our team and our core values in providing affordable housing to our customers while maximizing returns to our investors. The total revenue growth results are in line with the company’s strategy for continued year over year growth.”

Footnotes

(1) To calculate the additional expected revenue, we utilized the property’s rent roll at the date of closing, April 14, 2023, and MHPC’s revenue reported for the three months ended March 31, 2023. Actual additional revenue may vary from this projection.

Reconciliation of Non-GAAP Financial Measures

Manufactured Housing Properties Inc. presents Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income (Loss) reported in accordance with accounting principles generally accepted in the United States (GAAP).  EBITDA is a non-GAAP financial measure that differs from Net Income. Non-GAAP EBITDA excludes income tax expense, interest expense and depreciation and amortization, as well as refinancing cost. The table presented below includes a list of items excluded from Net Income (Loss) to reconcile to non-GAAP EBITDA.

	Three Months Ended March 31,
(Unaudited)	2023	2022
Net Loss	$(2,117,042)	$(789,690)

Adjustments:

Depreciation & Amortization expense	1,023,015	759,704
Interest Expense	1,648,604	966,548
Pref C Dividends Included in Interest Expense on P&L	404,851	135,145
EBITDA	$959,428	$1,071,707

Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our income producing properties before management’s decision to deploy capital. The presentation of non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income (Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.

About Manufactured Housing Properties Inc.

Manufactured Housing Properties Inc., together with its affiliates, acquires, owns, and operates manufactured housing communities. The Company focuses on acquiring and operating manufactured home communities in high growth markets.

Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this press release regarding us, our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. Investors are cautioned that these forward-looking statements involve uncertainties and risks that could cause actual performance and results of operations to differ materially from those anticipated. The forward-looking statements contained herein represent our judgment as of the date of publication of this press release and we caution you not to place undue reliance on such statements. Factors that could cause actual results to differ from the forward-looking statements include those factors described in the “Risk Factor” section in our annual and quarterly reports filed with the SEC. Our company, our management and our affiliates assume no obligation to update any forward-looking statements to reflect events after the initial publication of this press release or to reflect the occurrence of subsequent events.

About Manufactured Housing Properties Inc.

Manufactured Housing Properties Inc., together with its affiliates, acquires, owns, and operates manufactured housing communities. The company focuses on acquiring and operating manufactured housing communities in high growth markets and is actively seeking to expand its portfolio.

Forward-Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will”, “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” of the reports that we file with the Securities and Exchange Commission (SEC). Forward-looking statements contained in this announcement are made as of this date, and we undertake no duty to update such information except as required under applicable law.

Regulation A Offering

An offering statement relating to our offering of Series C Cumulative Redeemable Preferred Stock has been filed with the SEC. The SEC has qualified that offering statement, which means that we may make sales of the securities described by that offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness of the information in the offering statement. You may obtain a copy of the offering circular that is part of that offering statement through this link. You can also obtain a copy of the offering circular by contacting J.R. Thacker at Arete Wealth Management, LLC, the placement agent for the Regulation A offering, by calling (888) 690-3580, by email at jrthacker@centerstreetsecurities.com, or write to Arete Wealth Management, LLC at 2 International Plaza Suite 301, Nashville, TN  37217.

Investing in a Regulation A offering is subject to unique risks, tolerance for volatility, and potential loss of investment, that investors should be aware of prior to making an investment decision. Please carefully review the risk factors contained in the offering circular for this offering. For more information about Regulation A offerings, including the unique risks associated with these types of offerings, please click on the SEC’s Investor Alert.

Neither this press release nor any of its content constitutes an offer to sell, solicitation of an offer to buy or a recommendation for any security by us or any third party. The content of press release is provided for general information purposes only and is not intended to solicit the purchase of securities or to be used as investment, legal or tax advice. A securities offering by us is only being made pursuant to the offering circular described above. The content of this press release is qualified in its entirety by such offering circular. Prospective investors are urged to consult with their own, investment, legal and tax advisors prior to making any investment.

Contact:
Jay Wardlaw
President
(980) 273-1702 ext. 251

jay@mhproperties.com

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